UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial, Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected synergies from our merger and acquisition activities, including our recently completed acquisition of Cedar Hill Associates, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (8) our ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; (14) our future acquisitions of other depository institutions or lines of business; (15) the impact of  the guidance recently prepared by the Office of the Comptroller of the Currency regarding concentrations in real estate lending.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer May 20, 2008 NASDAQ: MBFI Investor Presentation

2 When used in this press release and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (7) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (8) our ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) our future acquisitions of other depository institutions or lines of business. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

3 Who Are We? Financial profile1: $8.1bn in assets $5.8bn in loans $5.7bn in deposits $55mm in net income2 Rapidly growing Commercial Bank serving middle market companies: Over 115 calling officers with 20+ years average experience Retail and wealth management business lines support our commercial bank Expanding, desirable branch network 74 full service Chicagoland branches Strategically located to have access to 79% of middle market companies 4th largest Chicago-based bank Opportunistic acquisitions add scale, capabilities and market share 1 As of March 31, 2008. 2 Based on 2008 IBES. Chicago MSA

4 Commercial Banking Largest, most developed business unit, drives company performance Loans to middle-market companies with revenues ranging from $5 to $100mm Treasury Management products for all company sizes Double digit organic growth every year Focused on: Middle-market business financing Treasury management Real estate investor, construction, developer financing Lease banking $826 $1,081 $1,190 $1,416 $1,709 $1,977 $2,656 $2,819 $2,870 $718 $717 $775 $848 $944 $1,039 $1,413 $1,877 $2,015 $1,544 $1,798 $1,965 $2,264 $2,653 $3,016 $4,696 $4,885 $4,069 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2000 2001 2002 2003 2004 2005 2006 2007 1Q2008 Millions Commercial and Industrial (including lease loans) Commercial Real Estate (including construction real estate) 1 FOBB merger added $632mm in commercial-related loans. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 17%. 1 +15% CAGR2

5 Credit Quality Excellent for a commercial focused bank Loans are granular – typical size is $5 to $10 million Quarterly charge-offs can be “lumpy” Weakness in “For Sale Residential” construction sector impacted NPL’s in first quarter 2008 Net Charge-offs to Average Loans 0.45% 0.25% 0.24% 0.25% 0.63% 0.39% 0.24% 0.31% 0.16% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2000 2001 2002 2003 2004 2005 2006 2007 1Q2008 Allowance vs. NPL to Total Loans 1.35% 1.16% 1.19% 1.19% 1.38% 1.42% 1.27% 1.33% 1.22% 0.87% 0.44% 0.43% 0.85% 0.83% 0.79% 0.92% 0.71% 0.58% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2000 2001 2002 2003 2004 2005 2006 2007 1Q2008 Allowance to Total Loans NPL to Total Loans

6 Diversified Loan Portfolio Commercial 34% Construction 14% Commercial Real Estate 36% Residential, Consumer and Indirect 16% As of December 31, 2007 For Sale Residential Construction 19% Commercial Construction 11% Owner occupied 19% Multi-family 9% Non-owner occupied: Commercial 16% Retail 9% Industrial/Warehouse 7% Healthcare 6% Office 4% Construction and Commercial Real Estate

7 Retail Banking Retail Banking provides much of the funding for our commercial lending business Provides 63% of our deposits Generates 16% of our loans Excellent Chicagoland branch footprint Key differentiation attributes Convenience – Extended branch hours and open 7 days/week in most branches ATM Freedom – Qualifying customers can use any ATM in the world at no cost Extended deposit cut-off times – Accelerates cash availability 2008 objectives Grow low cost account balances Improve deposit mix $391 $431 $456 $552 $623 $641 $924 $876 $866 $447 $496 $490 $620 $713 $636 $1,041 $1,263 $1,220 $311 $325 $352 $448 $523 $469 $391 $390 $1,079 $1,202 $1,316 $1,396 $1,568 $1,545 $2,572 $2,506 $2,589 $272 $615 $570 $478 $615 $474 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2000 2001 2002 2003 2004 2005 2006 2007 1Q2008 Millions Brokered CDs Time & Public Funds Savings NOW & MMDA Non-Interest Bearing $5,581 $5,514 $2,780 $2,577 $3,176 $3,699 $3,906 $2,372 $5,680 1 1 FOBB merger added $1.9 billion in deposits. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 13%. +6% CAGR2

8 Wealth Management $0.2 $0.4 $0.3 $0.2 $0.6 $0.6 $0.8 $1.1 $0.4 $0.5 $0.8 $0.9 $2.1 $1.9 $0.9 $2.6 $1.0 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2000 2002 2004 2006 4/30/08 Assets Under Management (Billions) Managed Assets Non-Discretionary Assets Private Banking Targets wealthy individuals and business owners Rapidly growing, with profitability metrics similar to Commercial Banking Asset Management and Trust Target market Wealthy individuals Middle market business owners and their families Illinois police and fire retirement funds Guardianships Recently acquired Cedar Hill Associates with over $960 million in assets under management Vision Investment Services Focused on providing brokerage services through our branch network Improving profitability 1 FOBB merger added $1.2 billion in assets under management. 2 $0.6 $0.7 $3.0 $0.7 $1.4 $1.5 $1.7 $3.1 $3.8 2 Includes Cedar Hill acquisition. 1

9 Chicago’s Attractive Market Opportunity $268bn $63bn $52bn $41bn $43bn $37bn $25bn 37.7% 10.6% 10.7% 23.9% 39.1% 22.8% 17.9% 43.3% 13.0% 17.6% 40.2% 61.4% 53.2% 62.9% 36.2% 56.7% 59.1% 26.3% 60.3% 51.6% $31bn $61bn $88bn Chicago Detroit Cleveland Minneapolis St. Louis Milwaukee Cincinnati Kansas City Columbus Indianapolis Top 3 4-5 6-10 > 10 Total # banks/thrifts 262 55 40 160 136 57 81 136 55 54 Av g. deposits per bank/thrift ($mm) 1,024 1,605 1,512 394 380 720 527 274 556 464 # banks/thrifts > 1% share 15 11 13 8 17 17 14 21 13 17 Source: SNL DataSource. Deposit data for Midwestern MSAs as of June 30, 2007. Includes pending acquisitions through May 14, 2008. The Opportunity The Opportunity The $101bn in deposits held by banking institutions outside the top 10 is larger than all other Midwestern MSAs in their entirety

10 40.2% 40.9% 41.4% 44.5% 45.8% 46.1% 53.1% 54. 1% 59.0% 59.5% 0% 20% 40% 60% 80% Chicago Los Angeles Miami Philadelphia Washington New York Dallas Boston San Francisco Atlanta ` Rank Institution Branches Total Deposits in Market ($mm) Total Market Share (%) 1 Bank of America 202 39,100 14.6 2 JPMorgan Chase 361 38,956 14.5 3 Harris (Bank of Montreal) 205 29,738 11.1 4 National City 136 10,748 4.0 5 Northern Trust 19 8,950 3.3 6 Fifth Third 150 8,444 3.2 7 Corus Bankshares 14 8,399 3.1 8 Charter One (Royal Bank of Scotland) 132 7,828 2.9 9 Citigroup 72 7,551 2.8 10 Wintrust Financial 75 7,219 2.7 11 MB Financial 74 5,408 2.0 12 First Midwest 89 5,185 1.9 13 FBOP 31 3,306 1.2 14 TCF Financial 209 3,119 1.2 15 Metropolitan Bank Group 86 2,766 1.0 All Other Institutions 81,439 30.4 MSA Total 3,324 268,158 100.0 Strong Position in the Nation’s Least Consolidated Major Market Source: SNL DataSource. Data as of June 30, 2007. Includes pending acquisitions through May 14, 2008. Chicago MSA Rankings Market Share of Top 3 in the Ten Largest U.S. MSAs

11 Disciplined Acquiror and Experienced Integrator Chicago is the least consolidated of the nation’s top 10 MSAs Strive to be the “partner of choice” for sellers Look for mutual win situations The Opportunity Strong Track Record 1 P/E Adjusted is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity). Target Acquisition Date Asset Size ($mm) Disciplined Pricing. Median Statistics for Above Transactions First Oak Brook Aug ’06 $2,362 First Security Fed May ’04 567 South Holland Feb ’03 560 LaSalle Leasing Aug ’02 92 Lincolnwood Apr ’02 228 FSL Holdings Apr ’01 222 P / E Stated 17.4x P / E Adjusted1 9.7x Price / Book 1.4x Premium / Core Deposits 6.9% 1st Year EPS Accretion 3.5%

12 3.74% 3.71% 3.99% 3.80% 3.77% 3.74% 3.51% 3.32% 3.22% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2000 2001 2002 2003 2004 2005 2006 2007 1Q 2008 NIM A to LIBOR BBB to LIBOR BB to LIBOR Net Interest Margin and Historical Credit Spreads* Credit spreads are a leading indicator for our long-term net interest margin Compression in first quarter 2008 primarily due to the rapid decrease in overall interest rates * Bloomberg Industrial Composite one year rates to twelve month Libor.

13 Composition of Total Revenue First Quarter 2008 Fee Income1 30.7% of Total Revenue1 Focus on growing fee income Diversification of revenue streams is important to us Likely expansion areas include deposit fees, trust and asset management, leasing and merchant card processing Net Interest Income 69.3% of Total Revenue1 Deposit Service Fees 8.3% Merchant Processing Fees 5.9% Lease Financing Revenues 5.0% Trust and Asset Mgmt and Brokerage Fees 4.2% Loan Service Fees 3.2% All Other Fees 4.1%1 1 Excludes gain on sale of securities and loss on sale of other assets.

14 Operating Efficiency Efficiency Ratio Striving to cut expenses and improve our operating leverage Shed excess properties / non-core businesses in 2007 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2000 2001 2002 2003 2004 2005 2006 2007 1Q2008

15 Key Investment Considerations Build Commercial Banking market share Strategy Implementation Add Commercial lenders Add Private Bankers Hire recent college graduates for training program Emphasize Commercial Banking in branding Grow fee income and diversify revenue streams Improve operating leverage Build Wealth Management profitability Acquire opportunistically Enhance Leasing and Brokerage contribution Improve facilities management Improve vendor management Improve operating procedures

16 Non-GAAP Disclosure Reconciliations 2000 2001 2002 2003 2004 2005 2006 2007 3/31/2008 Net interest margin 3.64% 3.62% 3.93% 3.72% 3.67% 3.62% 3.40% 3.20% 3.10% Plus: Tax equivalent effect 0.10% 0.08% 0.06% 0.08% 0.10% 0.12% 0.11% 0.12% 0.12% Net interest margin, fully tax equivalent 3.74% 3.71% 3.99% 3.80% 3.77% 3.74% 3.51% 3.32% 3.22% This schedule reconciles one financial measure in our presentation determined by a method other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This measure is net interest margin on a fully tax equivalent basis. Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets. The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:

Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer May 20, 2008 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 20th day of May, 2008.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)